UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Grayscale Solana Staking ETF

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42920	87-6771043
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Grayscale Investments Sponsors, LLC 290 Harbor Drive, 4th Floor
Stamford, Connecticut		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 668-1427

Grayscale Solana Trust ETF

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Grayscale Solana Staking ETF Shares	GSOL	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Trust Agreement

On June 25, 2026, Grayscale Investments Sponsors, LLC (the “Sponsor”), as sponsor of Grayscale Solana Staking ETF (the “Trust”), and CSC Delaware Trust Company, the trustee (the “Trustee”) of the Trust, entered into Amendment No. 3 (the “Amendment No. 3”) to the Second Amended and Restated Declaration of Trust and Trust Agreement (the “Trust Agreement”). The Trust Agreement was originally dated September 19, 2025 and was previously amended by Amendment No. 1 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated October 27, 2025, and Amendment No. 2 to the Second Amended and Restated Declaration of Trust and Trust Agreement, dated January 2, 2026.

Amendment No. 3 reduces the annual Sponsor’s Fee from 0.35% to 0.19% of the aggregate value of the Trust’s assets, effective as of June 25, 2026.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

As disclosed in Item 1.01 above, the Sponsor’s Fee has been reduced from 0.35% to 0.19% per annum. The Sponsor has also reduced the Sponsor’s Staking Fee from 23% to 7% of gross Staking Consideration generated under the Staking Arrangements, effective as of June 25, 2026.

The Trust intends to file a prospectus supplement to its base prospectus, dated as of April 16, 2026, pursuant to Rule 424(b)(3) under the Securities Act reflecting the reduced Sponsor’s Fee and Sponsor’s Staking Fee.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 3 to the Second Amended and Restated Declaration of Trust and Trust Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Grayscale Investments Sponsors, LLC, as Sponsor of Grayscale Solana Staking ETF

Date:	June 25, 2026	By:	/s/ Edward McGee
Name: Edward McGee Title: Chief Financial Officer (Principal Financial and Accounting Officer)*

* The Registrant is a trust and the identified person signing this report is signing in their capacity as an authorized officer of Grayscale Investments Sponsors, LLC, the Sponsor of the Registrant.